INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST      Two World Trade Center, New
                                                     York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Quality Municipal Investment Trust (IQT) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat-tax proposals failed to gain public support.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also face the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.

PERFORMANCE

The Trust's net asset value (NAV) moved from $15.31 to $15.18 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends of $1.02 per share and a long-term capital gain distribution of $0.16 per share, the Trust's total return was 7.52 percent. IQT's market price on the New York Stock Exchange began and ended the fiscal year at $14.625 per share. Based on this market price and reinvestment of tax-free dividends and distributions, the Trust's total return was 8.44 percent.

IQT began the fiscal year trading at a 4.5 percent discount to NAV and closed at a 4 percent discount. During the year undistributed net investment income available for dividends declined from $0.062 per share to $0.033 per share. This reduction prompted a cut in the Trust's monthly dividend from $0.085 to $0.08 beginning with the November 1996 payment.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $380 million were diversified among 12 specific long-term municipal sectors and 54 credits. The average maturity and call protection of IQT's long-term portfolio were 22 and 5 years,


CREDIT RATINGS AS OF OCTOBER 31, 1996
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA OR AAA
   45%

AA OR AA
   28%

BAA OR BBB
    1%

A OR A
   26%

AS MEASURED BY STANDARD & POOR'S CORP. OR MOODY'S INVESTORS
SERVICE, INC.

FIVE LARGEST SECTORS AS OF OCTOBER 31, 1996
(% OF NET ASSETS)

Refunded
   13%

Mortgage
   25%

ALL OTHERS
   33%

TRANSPORTATION
    7%

IDR/PCR*
   11%

HOSPITAL
   11%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

 PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST respectively. Throughout the fiscal year, high credit quality was maintained with 73 percent of its long-term holding rated double or triple "A."

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

ARPS yields ranged between 3.30 and 5.50 percent during the fiscal year. Leverage contributed approximately $0.14 per share to common share earnings during the fiscal year. Two ARPS series totaling $105 million and representing 28 percent of net assets were outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year, IQT purchased and retired 60,900 shares of common stock at a weighted average market discount of
5.61 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

We appreciate your ongoing support of InterCapital Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
---------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 29, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

         Michael Bozic
         For................................................................  13,643,563
         Withheld...........................................................     337,683

   ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

         Charles A. Fiumefreddo
         For................................................................       1,806
         Withheld...........................................................          --

  The following Trustees were not standing for reelection at this meeting:
  Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent,
   Philip J. Purcell and John L. Schroeder

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For................................................................  13,316,539
         Against............................................................     132,595
         Abstain............................................................     532,112

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For................................................................  13,536,107
         Against............................................................      71,978
         Abstain............................................................     373,161

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS October 31, 1996

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.7%)
              General Obligation (2.5%)
$  5,000      Chicago, Illinois, Refg Ser 1995 B (FGIC)...............................     5.125%    01/01/25     $  4,579,200
   5,000      Oregon, Veterans' Welfare Ser 75........................................     6.00      04/01/27        5,063,600
--------                                                                                                            ----------
  10,000                                                                                                             9,642,800
--------                                                                                                            ----------
              Educational Facilities Revenue (1.4%)
   2,000      Auburn University, Alabama, Ser 1993 (MBIA).............................     5.25      06/01/13        1,937,500
   3,480      Indiana University, Student Fee Ser K (MBIA)............................     5.875     08/01/20        3,500,288
--------                                                                                                            ----------
   5,480                                                                                                             5,437,788
--------                                                                                                            ----------
              Electric Revenue (6.0%)
   5,000      North Carolina Municipal Power Agency #1, Catawba Ser 1992..............     6.25      01/01/17        5,037,600
   7,000      San Antonio, Texas, Electric & Gas Refg Ser 1994-A......................     5.00      02/01/14        6,516,650
  10,000      Washington Public Power Supply System, Proj #1 Refg Ser 1991 A..........     6.875     07/01/17       11,097,700
--------                                                                                                            ----------
  22,000                                                                                                            22,651,950
--------                                                                                                            ----------
              Hospital Revenue (11.4%)
  10,000      Wichita, Kansas, CSJ Health System of Wichita Inc Ser 1991..............     7.00      11/15/18       10,555,200
              Massachusetts Health & Educational Facilities Authority,
  10,000       Brigham & Women's Hospital Ser D.......................................     6.75      07/01/24       10,688,200
   7,000       St Elizabeth's Hospital of Boston Ser D & E (FSA)......................     6.70      08/15/21        7,466,970
   5,000      Charlotte-Mecklenburg Hospital Authority, North Carolina, Ser 1992......     6.25      01/01/20        5,144,650
   9,000      Lorain County, Ohio, Humility of Mary Health Care Corp Ser 1991 B.......     7.20      12/15/11        9,684,990
--------                                                                                                            ----------
  41,000                                                                                                            43,540,010
--------                                                                                                            ----------
              Industrial Development/Pollution Control Revenue (10.6%)
   1,000      St Lucie County, Florida, Florida Power & Light Co Ser 1991 (AMT).......     7.15      02/01/23        1,088,070
   9,000      Hawaii Department of Budget & Finance, Citizens Utilities Co 1991 Ser A
               & B (AMT)..............................................................     6.66      11/01/21        9,430,740
   5,000      Chicago, Illinois, Chicago-O'Hare Int'l Airport/Lufthansa German
               Airlines Inc Ser 1990 (AMT)............................................     7.125     05/01/18        5,298,650
   7,000      Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995 Ser A..........     6.10      06/01/25        7,212,520
   4,000      New York State Energy Research & Development Authority, Brooklyn Union
               Gas Co 1991 Ser A & B (AMT)............................................     6.952     07/01/26        4,390,400
  12,000      Richland County, South Carolina, Union Camp Corp Ser 1991 B (AMT).......     7.125     09/01/21       12,892,560
--------                                                                                                            ----------
  38,000                                                                                                            40,312,940
--------                                                                                                            ----------
              Mortgage Revenue - Multi-Family (7.6%)
  10,000      Illinois Housing Development Authority, 1991 Ser A......................     8.25      07/01/16       10,816,500
  15,000      New Jersey Housing & Mortgage Finance Agency, Presidential Plaza at
               Newport - FHA Insured Mortgages Refg 1991 Ser 1........................     7.00      05/01/30       16,091,700
   2,000      New York State Housing Finance Agency, 1996 Ser A Refg (FSA)............     6.10      11/01/15        2,044,800
--------                                                                                                            ----------
  27,000                                                                                                            28,953,000
--------                                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Single Family (17.2%)
$  2,800      Alaska Housing Finance Agency, Housing Project 1996 Ser A Refg (FSA)....     7.05%     06/01/25     $  2,957,640
   6,535      California Housing Finance Agency, Home 1991 Ser G (AMT)................     7.05      08/01/27        6,825,742
  10,790      Colorado Housing Finance Authority, Refg 1991 Ser A.....................     7.25      11/01/31       11,490,163
   1,100      District of Columbia Housing Finance Agency, GNMA Collateralized Ser
               1990 B (AMT)...........................................................     7.10      12/01/24        1,140,689
   4,635      Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)....................     7.25      11/15/19        4,831,339
   2,800      Michigan Housing Development Authority, 1991 Ser B......................     6.95      12/01/20        2,958,424
   9,200      Nebraska Investment Finance Authority, GNMA-Backed
               1991 Ser A & B (AMT)...................................................     7.025     09/15/23        9,594,772
   4,595      New Hampshire Housing Finance Authority, Residential 1991 Ser D (AMT)...     7.25      07/01/15        4,793,320
              Ohio Housing Finance Agency,
   5,500       GNMA-Backed Ser A 1 & 2 (AMT)..........................................     6.903     03/01/31        5,713,510
   2,000       Residential 1996 Ser B-2 (AMT).........................................     6.10      09/01/28        2,003,240
   4,500      Tennessee Housing Development Agency, Homeownership Issue T (AMT).......     7.375     07/01/23        4,692,465
   5,000      Virginia Housing Development Authority, 1992 Ser A......................     7.15      01/01/33        5,253,250
   3,000      Wyoming Community Development Authority, Federally Insured/Gtd Loans
               1988 Ser G (AMT).......................................................     7.25      06/01/21        3,153,960
--------                                                                                                            ----------
  62,455                                                                                                            65,408,514
--------                                                                                                            ----------
              Nursing & Health Related Facilities Revenue (0.8%)
   2,695      New York State Medical Care Facilities Finance Agency, Mental Health
--------       1991 Ser C.............................................................     7.30      02/15/21        2,957,197
                                                                                                                    ----------
              Resource Recovery Revenue (7.0%)
   5,000      Northeast Maryland Waste Disposal Authority, Montgomery County Ser 1993
               A (AMT)................................................................     6.30      07/01/16        5,092,950
              Detroit Economic Development Corporation, Michigan,
   5,000       Ser 1991 A (AMT) (FSA).................................................     6.60      05/01/02        5,375,600
   5,000       Ser 1991 A (AMT) (FSA).................................................     6.875     05/01/09        5,382,350
  10,000      Montgomery County Industrial Development Authority, Pennsylvania, Ser
               1989...................................................................     7.50      01/01/12       10,733,300
--------                                                                                                            ----------
  25,000                                                                                                            26,584,200
--------                                                                                                            ----------
              Student Loan Revenue (3.7%)
  13,000      Pennsylvania Higher Education Assistance Agency, 1991 Ser A & B (AMT)
--------       (AMBAC)................................................................     6.854     09/01/26       13,876,070
                                                                                                                    ----------
              Transportation Facilities Revenue (7.2%)
  10,000      Hillsborough County Port District, Florida, Tampa Port Authority Spl &
               Refg Ser 1995 (AMT) (FSA)..............................................     6.00      06/01/20       10,140,200
   4,000      Lee County, Florida, Ser 1995 (MBIA)....................................     5.75      10/01/22        4,009,440
   7,000      Hawaii, Airports Second Ser of 1991 (AMT)...............................     6.90      07/01/12        7,948,150
   5,000      Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)................     6.75      07/01/21        5,380,600
--------                                                                                                            ----------
  26,000                                                                                                            27,478,390
--------                                                                                                            ----------
              Water & Sewer Revenue (1.1%)
   4,000      Cleveland, Ohio, Waterworks Improvement Refg Ser H 1996 (MBIA)..........     5.75      01/01/21        4,012,720
--------
                                                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Other Revenue (8.0%)
$ 10,000      New York Local Government Assistance Corporation, Ser 1995 A............     6.00%     04/01/24     $ 10,107,400
  15,000      Emmaus General Authority, Pennsylvania, Local Government Ser 1988 H
               (FGIC).................................................................     7.00      05/15/18       16,458,300
   4,000      Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA).........     5.50      07/01/15        3,926,480
--------                                                                                                            ----------
  29,000                                                                                                            30,492,180
--------                                                                                                            ----------
              Refunded (13.2%)
   5,000      Massachusetts Water Resources Authority, 1991 Ser A.....................     6.875     12/01/01++      5,621,050
   5,000      New York City Municipal Water Finance Authority, New York, 1991 Ser C...     7.375     06/15/01++      5,665,800
   5,000      New York Local Government Assistance Corporation, Ser 1991 C............     7.00      04/01/01++      5,592,500
  10,000      Middleburg Heights, Ohio, Southwest General Hospital Ser 1991...........     7.20      08/15/01++     11,307,600
   4,500      Intermountain Power Agency, Utah, Refg Fifth Crossover Ser..............     7.20      07/01/97+       4,675,320
   6,000      Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991 (AMBAC) (ETM).....     6.75      05/15/20        6,422,700
  10,000      Seattle, Washington, Drainage & Wastewater Utility 1990.................     7.125     12/01/99+      10,986,200
--------                                                                                                            ----------
  45,500                                                                                                            50,271,170
--------                                                                                                            ----------
 351,130      TOTAL MUNICIPAL BONDS (Identified Cost $350,174,584)...........................................      371,618,929
--------
                                                                                                                   -----------
              SHORT-TERM MUNICIPAL OBLIGATION (0.4%)
   1,700      Metropolitan Nashville Airport Authority, Tennessee, American Airlines
--------       Inc Refg Ser 1995 A (Demand 11/01/96) (Identified Cost $1,700,000).....     3.65*     10/01/12        1,700,000
                                                                                                                   -----------
$352,830      TOTAL INVESTMENTS (Identified Cost $351,874,584) (a)..................................    98.1%      373,318,929
--------
--------
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.........................................     1.9        7,169,045
                                                                                                       ------     ------------
              NET ASSETS.............................................................................  100.0%     $380,487,974
                                                                                                       ======     ============


---------------------

     AMT        Alternative Minimum Tax.
     ETM        Escrowed to Maturity.
      ++        Prerefunded to call date shown.
      +         Refunded to call date shown by forward delivery contract.
      *         Current coupon of variable rate security.
     (a)        The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $21,797,312 and the aggregate gross unrealized depreciation was $352,967, resulting in net unrealized appreciation of $21,444,345.
Bond Insurance:
--------------
    AMBAC       AMBAC Indemnity Corporation.
     FGIC       Financial Guaranty Insurance Company.
     FSA        Financial Security Assurance Inc.
     MBIA       Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

--------------------------------------------------------------------------------

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1996

Alabama..................  0.5%
Alaska...................  0.8
California...............  1.8
Colorado.................  3.0
District of Columbia.....  0.3
Florida..................  4.0
Hawaii...................  4.6
Illinois.................  7.3
Indiana..................  0.9
Kansas...................  2.8
Maine....................  1.3%
Maryland.................  1.3
Massachusetts............  6.2
Michigan.................  3.6
Nebraska.................  2.5
New Hampshire............  1.3
New Jersey...............  4.2
New York.................  8.1
North Carolina...........  2.7
Ohio.....................  8.6
Oregon...................  1.3%
Pennsylvania............. 10.8
South Carolina...........  3.4
Tennessee................  1.7
Texas....................  4.2
Utah.....................  2.9
Virginia.................  1.4
Washington...............  5.8
Wyoming..................  0.8
                          ----
Total.................... 98.1%
                          ====


--------------------------------------------------------------------------------



                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
ASSETS:
Investments in securities, at value
 (identified cost $351,874,584).......................................    $373,318,929
Cash..................................................................         355,710
Receivable for:
    Interest..........................................................       6,857,126
    Investments sold..................................................         200,000
Prepaid expenses......................................................          20,689
                                                                          ------------
    TOTAL ASSETS......................................................     380,752,454
                                                                          ------------
LIABILITIES:
Payable for:
    Investment management fee.........................................         123,768
    Dividends to preferred shareholders...............................         115,486
Accrued expenses......................................................          25,226
                                                                          ------------
    TOTAL LIABILITIES.................................................         264,480
                                                                          ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 2,100 shares outstanding).......     105,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 18,151,913 shares outstanding).......................     252,483,710
Net unrealized appreciation...........................................      21,444,345
Accumulated undistributed net investment income.......................         595,556
Accumulated undistributed net realized gain...........................         964,363
                                                                          ------------
    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     275,487,974
                                                                          ------------
    TOTAL NET ASSETS..................................................    $380,487,974
                                                                          ============

NET ASSET VALUE PER COMMON SHARE
 ($275,487,974 divided by 18,151,913 common shares outstanding).......          $15.18
                                                                                ======


        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
For the year ended October 31, 1996
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $23,911,556
                                                                           -----------
EXPENSES
Investment management fee..............................................      1,333,150
Auction commission fees................................................        270,240
Professional fees......................................................        113,265
Transfer agent fees and expenses.......................................        102,851
Shareholder reports and notices........................................         35,236
Trustees' fees and expenses............................................         34,624
Registration fees......................................................         25,035
Auction agent fees.....................................................         17,724
Custodian fees.........................................................         17,115
Servicing fees.........................................................          8,904
Organizational expenses................................................          8,153
Other..................................................................         12,089
                                                                           -----------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................      1,978,386
    LESS: EXPENSE OFFSET...............................................        (17,027)
                                                                           -----------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................      1,961,359
                                                                           -----------
    NET INVESTMENT INCOME..............................................     21,950,197
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................        964,359
Net change in unrealized appreciation..................................         38,946
                                                                           -----------
    NET GAIN...........................................................      1,003,305
                                                                           -----------
NET INCREASE...........................................................    $22,953,502
                                                                           ===========


        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                         OCTOBER 31,       OCTOBER 31,
                                                            1996              1995
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................    $ 21,950,197      $ 22,298,222
Net realized gain...................................         964,359         4,480,093
Net change in unrealized appreciation...............          38,946        18,873,753
                                                        ------------      ------------
    NET INCREASE....................................      22,953,502        45,652,068
                                                        ------------      ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM NET
INVESTMENT INCOME...................................      (3,965,633)       (4,027,874)
                                                        ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income...............................     (18,527,196)      (19,705,004)
Net realized gain...................................      (3,012,944)               --
                                                        ------------      ------------
    TOTAL...........................................     (21,540,140)      (19,705,004)
                                                        ------------      ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred...........................................         --            (15,000,000)
Common..............................................        (879,600)       (2,885,611)
                                                        ------------      ------------
    TOTAL...........................................        (879,600)      (17,885,611)
                                                        ------------      ------------
    NET INCREASE (DECREASE).........................      (3,431,871)        4,033,579
                                                        ------------      ------------
NET ASSETS:
Beginning of period.................................     383,919,845       379,886,266
                                                        ------------      ------------
    END OF PERIOD
    (Including undistributed net investment income
    of
    $595,556 and $1,138,188, respectively)..........    $380,487,974      $383,919,845
                                                        ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $45,000 which have been reimbursed for the full amount thereof. Such expenses were fully amortized as of September 27, 1996.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $25,326,408 and $29,086,460, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $18,300.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $15,800. At October 31, 1996, the Trust had an accrued pension liability of $35,049 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT                     RESET          RANGE OF
SERIES     SHARES*     IN THOUSANDS*     RATE*       DATE       DIVIDEND RATES**
-------    -------     -------------     -----     ---------    ----------------
   A        1,400         $70,000        3.40%     11/05/96      3.30% - 5.50 %
   B          700          35,000        3.885     09/04/97        3.34 - 3.885

---------------------
  *   As of October 31, 1996.
 **  For the year ended October 31, 1996.

Subsequent to October 31, 1996 and up through December 9, 1996 the Trust paid dividends to Series A and B at rates ranging from 3.34% to 3.885% in the aggregate amount of $343,560.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, October 31, 1994.......................................................    18,441,013     $184,410      $256,064,511
Treasury shares purchased and retired (weighted average discount 7.94%)*........      (228,200)      (2,282)       (2,883,329)
                                                                                    ----------     --------      ------------
Balance, October 31, 1995.......................................................    18,212,813      182,128       253,181,182
Treasury shares purchased and retired (weighted average discount 5.61%)*........       (60,900)        (609)         (878,991)
                                                                                    ----------     --------      ------------
Balance, October 31, 1996.......................................................    18,151,913     $181,519      $252,302,191
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

   DECLARATION         AMOUNT             RECORD               PAYABLE
       DATE           PER SHARE            DATE                  DATE
------------------    ---------     ------------------    ------------------
October 30, 1996..      $0.08        November 8, 1996     November 22, 1996
November 26,
 1996.............      $0.08        December 6, 1996     December 20, 1996

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE YEAR ENDED OCTOBER 31 *
                                                                 -------------------------------------------------
                                                                    1996          1995         1994          1993          1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $ 15.31      $ 14.09       $16.53        $ 14.51       $14.09
                                                                    -------      -------       ------        -------       ------
Net investment income........................................          1.21         1.22         1.35           1.42         1.41
Net realized and unrealized gain (loss)......................          0.06         1.30        (2.34)          2.05         0.38
                                                                    -------      -------       ------        -------       ------
Total from investment operations.............................          1.27         2.52        (0.99)          3.47         1.79
                                                                    -------      -------       ------        -------       ------
Less dividends and distributions from:
   Net investment income.....................................         (1.02)       (1.08)       (1.23)         (1.23)       (0.97)
   Common share equivalent of dividends and distributions
    paid to preferred shareholders...........................         (0.22)       (0.22)       (0.22)         (0.22)       (0.25)
   Net realized gain.........................................         (0.16)          --           --             --           --
                                                                    -------      -------       ------        -------       ------
Total dividends and distributions............................         (1.40)       (1.30)       (1.45)         (1.45)       (1.22)
Offering costs charged against capital.......................            --           --           --             --        (0.15)
                                                                    -------      -------       ------        -------       ------
Net asset value, end of period...............................       $ 15.18      $ 15.31       $14.09        $ 16.53       $14.51
                                                                    =======      =======       ======        =======       ======

Market value, end of period..................................       $14.625      $14.625       $12.75        $16.625       $15.00
                                                                    =======      =======       ======        =======       ======

TOTAL INVESTMENT RETURN+.....................................          8.44%       23.76%      (16.77)%        19.68%        4.83%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset.........................          0.72%        0.74%        0.82%          0.81%        0.79%
Net investment income before preferred stock dividends.......          8.02%        8.31%        8.80%          9.05%        9.64%
Preferred stock dividends....................................          1.45%        1.50%        1.40%          1.38%        1.70%
Net investment income available to common shareholders.......          6.57%        6.81%        7.40%          7.67%        7.94%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................      $380,488     $383,920     $379,886       $447,578     $409,916
Asset coverage on preferred shares at end of period..........           362%         365%         316%           320%         293%
Portfolio turnover rate......................................             7%          12%          10%             3%           9%

---------------------

 *     The per share amounts were computed using an average number of shares outstanding during the period.
 +     Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Investment Trust (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996
      --------------------------------------------------------------------

                      1996 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $1.02 to common shareholders, $1,700 to Series A preferred shareholders and $1,610 to Series B preferred shareholders.
         For the year ended October 31, 1996, the Trust paid the following per share amounts from long-term capital gains:
         $0.14 to common shareholders, $234 to Series A preferred shareholders and $242 to Series B preferred shareholders.

                      (This Page Intentionally Left Blank)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048





DEAN WITTER
INTERCAPITAL
QUALITY MUNICIPAL
INVESTMENT
TRUST
FUND

[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1996